UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2023

VISTRA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

(214) 812-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VST	New York Stock Exchange
Warrants	VST.WS.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2023, the board of directors (the “Board”) of Vistra Corp. (the “Company”) approved the appointment of Margaret Montemayor as Senior Vice President, Chief Accounting Officer and Controller of the Company, effective November 13, 2023.

Prior to joining the Company, Ms. Montemayor, age 46, held multiple positions with Pioneer Natural Resources Company from 2010 to 2022, with her most recent position being Vice President and Chief Accounting Officer from 2014 to 2022. Prior to joining Pioneer, Ms. Montemayor worked for 10 years in public accounting with Arthur Andersen and PricewaterhouseCoopers, LLP. Ms. Montemayor graduated from St. Mary’s University with a Bachelor of Business Administration degree in Accounting and a Master of Business Administration degree and is a Certified Public Accountant.

Ms. Montemayor is not a party to any arrangement or understanding regarding her selection as an officer. Ms. Montemayor has no family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Ms. Montemayor is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Montemayor has not entered into any material plan, contract, agreement, or amendment in connection with her appointment as principal accounting officer.

Ms. Montemayor will succeed the Company’s former Senior Vice President and Controller, Christy Dobry, who will assume another role within the Company effective November 13, 2023.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistra Corp.

Dated: November 14, 2023	/s/ Yuki Whitmire
	Name:	Yuki Whitmire
	Title:	Vice President, Associate General Counsel, and Corporate Secretary